UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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September 2011

MORGAN STANLEY REAL ESTATE FUND

MORGAN STANLEY SPECIAL GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR OCTOBER 27, 2011

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Morgan Stanley Real Estate Fund and Morgan Stanley Special Growth Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS

AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.               By Phone: For automated telephone voting, call 1-800-337-3503, available 24 hours a day, and follow the recorded instructions.  If you would like to speak to the proxy soliciting agent, call 1-866-963-5745. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.               By Internet: Visit www.proxy-direct.com and follow the on-screen instructions.

3.               By Mail:  If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal.

Thank you for your prompt attention to this matter.

msresgreg

September 2011

MORGAN STANLEY REAL ESTATE FUND

MORGAN STANLEY SPECIAL GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR OCTOBER 27, 2011

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Morgan Stanley Real Estate Fund and Morgan Stanley Special Growth Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS

AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.               By Phone: Please call the proxy soliciting agent at 1-866-963-5745. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.               By Internet: Follow the instructions on your voting instruction form.

3.               By Touchtone Phone: Follow the instructions on your voting instruction form.

4.               By Mail:  If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal.

Thank you for your prompt attention to this matter.

msresgnobo

September 2011

MORGAN STANLEY REAL ESTATE FUND

MORGAN STANLEY SPECIAL GROWTH FUND

SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR OCTOBER 27, 2011

PLEASE VOTE NOW

Recently we distributed proxy material regarding the Joint Special Meeting of Shareholders of Morgan Stanley Real Estate Fund and Morgan Stanley Special Growth Fund. Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.  In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date. Your vote is important no matter how many shares you own.

VOTING NOW HELPS LOWER OVERALL PROXY COSTS

AND ELIMINATES PHONE CALLS

We encourage you to utilize one of the following options today to record your vote:

1.               By Internet: Follow the instructions on your voting instruction form.

2.               By Touchtone Phone: Follow the instructions on your voting instruction form.

3.               By Mail:  If you prefer to vote by mail, please complete your voting instruction form and return it in the enclosed postage-paid envelope.

Remember, your vote counts.  Please vote today.

For the reasons set forth in the proxy material previously delivered to you, the Board of Trustees recommends that you vote in favor of the proposal.

Thank you for your prompt attention to this matter.

msresgobo